UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2006

Commission File Number: 0-17821

ALLION HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2962027 (I.R.S. Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY 11747
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 547-6520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K (the “Initial Form 8-K”) filed by Allion Healthcare, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on May 3, 2006 to report, among other items, the completion of the Company’s acquisition, through its wholly-owned subsidiary, Medicine Made Easy, of substantially all the assets of Whittier Goodrich Pharmacy, Inc. (“Whittier”) on May 1, 2006. This amendment provides the financial statements and pro forma financial information required by Item 9.01 of Form 8-K and should be read in conjunction with the Initial Form 8-K

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The report of independent auditors and audited financial statements of Whittier as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005, and the Notes thereto, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet as of March 31, 2006 and the unaudited pro forma statements of operations for the year ended December 31, 2005 and the three months ended March 31, 2006 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The unaudited pro forma consolidated financial statements of the Company filed herewith are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of the Company.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1

Asset Purchase Agreement by and among Medicine Made Easy, Whittier Goodrich Pharmacy, Inc., Eddie Gozini and Chen Jing, dated as of April 28, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K dated April 28, 2006 and filed with the Commission on May 3, 2006).

23.1	Consent of McGladrey & Pullen, LLP.
99.1	Audited financial statements of Whittier as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005 and report of independent auditors thereon.
99.2	Unaudited pro forma consolidated financial information as of March 31, 2006 and for the year ended December 31, 2005 and for the three months ended March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 13, 2006

Allion Healthcare, Inc.

By:	/s/ James G. Spencer
James G. Spencer Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1

Asset Purchase Agreement by and among Medicine Made Easy, Whittier Goodrich Pharmacy, Inc., Eddie Gozini and Chen Jing, dated as of April 28, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K dated April 28, 2006 and filed with the Commission on May 3, 2006).

23.1	Consent of McGladrey & Pullen, LLP.
99.1	Audited financial statements of Whittier as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005 and report of independent auditors thereon.
99.2	Unaudited pro forma consolidated financial information as of March 31, 2006 and for the year ended December 31, 2005 and for the three months ended March 31, 2006.